COMMONWEALTH SMALL CAP FUND
FRANTZEN GROWTH AND INCOME FUND
SHERWOOD FOREST LONG/SHORT FUND
THE NAVIGATOR FUND

each a series of
WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated May 10, 2010

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THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) AND SHOULD BE READ IN CONJUNCTION WITH EACH FUND'S PROSPECTUS AND SAI.

Effective May 10, 2010, Franklin A. Trice, III and J. Gordon McKinley, III resigned as trustees of World Funds Trust (the “Trust”).  The Trust will be asking shareholders to elect new trustees at a special shareholder meeting expected to be held within the next few weeks at the Trust’s offices in Richmond, Virginia.  Shareholders of record will receive proxy materials containing information regarding each proposed candidate.  Please be sure to read the materials carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE